Reef Global Energy III, L.P.
Mobile 961 Project Federal Offshore Alabama

April 20, 2004 Prospectus Supplement to Prospectus Dated January 10, 2002 and Prospectus Supplement Dated December 15, 2003



A
11' gas on
20' water
#1
(not produced)
(-1416)
#A2
Shaled Out
(-1,384)
Shaled Out
#1
(-1419)
8' gas full
CUM 7 BCFG
(-1414)
#3
#1
(-1416)
916
917
960
961
918
962
21' gas
not produced
(-1464)
#1
B
B'
Shaled Out
#2
(-1509)
Shaled Out
A'
Proposed
Location
PTD 1700'
Est. 12 BCFG
960
961
1004
1005
1006
12' water
(-1517)
13' gas on
17' water
(-1513)

<u>Structure Map of the 1500' Sand with 3-D Seismic Anomaly</u>



ALABAMA

- 3rd Qtr. 2004 spud date; Est. 8 MMCF/D Flow rate; Est. 8 month payout
- Proposed 1700' TD, with Est. reserves of 12 BCFG
- Shallow "Bright Spot" 3-D seismic anomaly of 1660 acres
- All existing 1500' sand production exhibits a seismic "Bright Spot"
- Location is updip to 13' of gas on water in the 1500' Sand as seen in the Unocal #1 well
- Reef Global Energy III, L.P. is purchasing a 12.5% Working Interest

Reef Global Energy III, L.P.
Mobile 961 Project Federal Offshore Alabama

(A-A' and B-B' Seismic Cross Sections)



B
B'
A
A'
Unocal #1
MO 961
Unocal #1
MO 916
Not Produced
Unocal #3
MO 917
CUM 7 BCFG
Proposed Location
MO 961
Est. 12 BCFG
Unocal #1
MO 1005
13' Gas on Water
Texaco #1
MO 1005
0.500
0.600
0.700
No Sand
s.o.
1,500' Sand
2,200' Sand
Amplitude
11' gas
20' wtr
(not produced)
Amplitude
8' gas
(full)
1,500' Sand
13' gas
17' wtr
(not produced)
1700' PTD
Amplitude
12' Water
No Gas
No
Amplitude
2,200' Sand
MO 961
Unocal #1
1500' Sd.
Shaled Out
MO 916
Unocal #1
1500' Sd.
11' Gas
20' Water
(not produced)
MO 917
Unocal #3
1500' Sd.
8' Gas
Perfs 1460' - 1472'
7 BCFG
MO 1005
Unocal #1
1500' Sd.
13' Gas
17' Water
(not produced)
MO 1006
Texaco #1
1500' Sd.
12' Water
BCFG
=
Billion Cubic Feet of Gas